EXHIBIT 10.3


                              ADVISORY AGREEMENT

      ADVISORY AGREEMENT (this "Agreement") dated as of the ___ day of ________, 2004, by and among WORLD MONITOR TRUST III - SERIES H, a separate series of a Delaware statutory trust (the "Trust"), PREFERRED INVESTMENT SOLUTIONS CORP., a Connecticut corporation (the "Managing Owner") and BRIDGEWATER ASSOCIATES, INC., a Connecticut corporation (the "Advisor").

                             W I T N E S S E T H:

      WHEREAS, the Trust has been organized primarily for the purpose of trading, buying, selling, spreading or otherwise acquiring, holding or disposing of futures, forward and options contracts with respect to commodities. Other transactions also may be effected from time to time, including among others, those as more fully identified in Exhibit A hereto; the foregoing commodities and other transactions are collectively referred to as "Commodities"; and

      WHEREAS, the Managing Owner is authorized to utilize the services of one or more professional commodity trading advisors in connection with the Commodities trading activities of the various Series (as defined below) of the Trust; and

      WHEREAS, the Trust proposes to make an initial public offering (the "Offering") of units of beneficial interest in the Trust (the "Interests") issuable in multiple series of Interests (each, a "Series") through [Name of Selling Agent] (the "Selling Agent"), an affiliate of the Managing Owner, and in connection therewith, the Trust intends to file with the U. S. Securities and Exchange Commission (the "SEC"), pursuant to the Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Interests, including the Series H Interests, and as part thereof a prospectus (which registration statement, together with all





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amendments thereto, shall be referred to herein as the "Registration
Statement" and which prospectus, in final form, shall be referred to herein as the "Prospectus"); and

      WHEREAS, the Trust will prepare and file applications for registration of the Interests under the securities or Blue Sky laws of such jurisdictions as the Managing Owner deems appropriate; and

      WHEREAS, the Advisor's present business includes the management of Commodities accounts for its clients; and

      WHEREAS, the Advisor is registered as a commodity trading advisor under the Commodity Exchange Act, as amended (the "CE Act"), and is a member of the National Futures Association (the "NFA") as a commodity trading advisor and will maintain such registration and membership for the term of this Agreement; and

      WHEREAS, the Trust and the Advisor desire to enter into this Agreement in order to set forth the terms and conditions upon which the Advisor will render and implement commodity advisory services on behalf of the Trust during the term of this Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1.  Duties of the Advisor.

          (a) Appointment. The Trust hereby appoints the Advisor, and the Advisor hereby accepts appointment, as its limited attorney-in-fact to exercise discretion to invest and reinvest in Commodities during the term of this Agreement the portion of the Trust's Net Asset Value (as defined in the Prospectus) which is comprised of the assets attributable to the Trust's Series H Interests allocated to the Advisor (the "Series H Allocated Assets") on the terms and conditions and for the purposes set forth herein. This limited power-of-attorney is a continuing power and shall continue in effect with respect to the Advisor until terminated hereunder. The Advisor shall have sole authority and responsibility for independently directing the investment



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and reinvestment in Commodities of the Series H Allocated Assets for the term of this Agreement pursuant to the trading programs, methods, systems, and strategies described in Exhibit A hereto, which the Trust and the Managing Owner have selected to be utilized by the Advisor in trading the Series H Allocated Assets (collectively referred to as the Advisor's "Trading Approach"), subject to the trading policies and limitations as set forth in the Prospectus and attached hereto as Exhibit B (the "Trading Policies and Limitations"), as the same may be modified from time to time and provided in writing to the Advisor. The portion of the Series H Allocated Assets to be allocated by the Advisor at any point in time to one or more of the various trading strategies comprising the Advisor's Trading Approach will be determined as set forth in Exhibit A hereto, as it may be amended from time to time, with the consent of the parties, it being understood that trading gains and losses automatically will alter the agreed upon allocations. Upon receipt of a new allocation, the Advisor will determine and, if required, adjust its trading in light of the new allocation.

          (b) Allocation of Responsibilities. The Managing Owner will have the responsibility for the management of any portion of the Series H Allocated Assets that are not invested in Commodities. The Advisor will use its good faith and reasonable efforts in determining the investment and reinvestment in Commodities of the Series H Allocated Assets in compliance with the Trading Policies and Limitations, and in accordance with the Advisor's Trading Approach. In the event that the Managing Owner shall, in its sole discretion, determine in good faith following consultation appropriate under the circumstances with the Advisor that any trading instruction issued by the Advisor violates the Trading Policies and Limitations, then the Managing Owner, following reasonable notice to the Advisor appropriate under the circumstances, may override such trading instruction and shall be responsible therefor. Nothing



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herein shall be construed to prevent the Managing Owner from imposing any limitation(s) on the trading activities of the Trust beyond those enumerated in the Prospectus if the Managing Owner determines that such limitation(s) are necessary or in the best interests of the Trust, in which case the Advisor will adhere to such limitations following written notification thereof.

          (c) Gains From Trading Approach. The Advisor agrees that at least 90% of the income, if any, generated by its Trading Approach for Series H Allocated Assets will be "qualifying income" within the meaning of Section 7704(d) of the Code (it being understood that such Advisor also agrees that it will attempt to trade in such a manner as to allow non-U.S. Limited Owners to qualify for the safe harbors found in Section 864(b)(2) of the Code and as interpreted in the regulations promulgated or proposed thereunder.

          (d) Modification of Trading Approach. In the event the Advisor requests to use, or the Managing Owner requests the Advisor to use, a trading program, system, method or strategy other than or in addition to the trading programs, systems, methods or strategies comprising the Trading Approach in connection with trading for the Trust (including, without limitation, the deletion or addition of an agreed upon trading program, system, method or strategy to the then agreed upon Trading Approach or a modification in the leverage employed), either in whole or in part, the Advisor may not do so and/or shall not be required to do so, as appropriate, unless both the Managing Owner and the Advisor consent thereto in writing.

          (e) Notification of Material Changes. The Advisor also agrees to give the Trust prior written notice of any proposed material change in its Trading Approach and agrees not to make any material change in such Trading Approach (as applied to the Trust) over the objection of the Managing Owner, it being understood that the Advisor shall be free to institute non-material changes in its Trading Approach (as applied to the Trust) without prior written



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notification. Without limiting the generality of the foregoing, refinements to the Advisor's Trading Approach and the deletion (but not the addition) of commodities (other than the addition of commodities then being traded (i) on organized domestic commodities exchanges, (ii) on foreign commodities exchanges recognized by the Commodity Futures Trading Commission (the "CFTC") as providing customer protections comparable to those provided on domestic exchanges or (iii) in the interbank foreign currency market) to or from the Advisor's Trading Approach shall not be deemed a material change in the Advisor's Trading Approach, and prior approval of the Managing Owner shall not be required therefor. The utilization of forward markets in addition to those enumerated in Exhibit D hereto would be deemed a material change to the Advisor's Trading Approach and prior approval shall be required therefor.

     Subject to adequate assurances of confidentiality, the Advisor agrees that it will discuss with the Managing Owner upon request any trading methods, programs, systems or strategies used by it for trading customer accounts which differ from the Trading Approach used for the Trust, provided, that nothing contained in this Agreement shall require the Advisor to disclose what it deems to be proprietary or confidential information.

          (f) Request for Information. The Advisor agrees to provide the Trust with any reasonable information concerning the Advisor that the Trust may reasonably request (other than the identity of its customers or proprietary or confidential information concerning the Trading Approach), subject to receipt of adequate assurances of confidentiality by the Trust, including, but not limited to, information regarding any change in control, key personnel, Trading Approach and financial condition which the Trust reasonably deems to be material to the Trust; the Advisor also shall notify the Trust of any such matters the Advisor, in its reasonable judgment, believes may be material to the Trust relating to the Advisor and its Trading




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Approach. During the term of this Agreement, the Advisor agrees to provide the
Trust with (i) updated monthly information related to the Advisor's estimated performance results for the Trading Approach and the Pure Alpha Strategy, within a reasonable period of time after the end of the month to which it relates and (ii) updated information as of the end of each quarter that relates to the Advisor's performance results for all of the Advisor's other trading strategies within a reasonable period of time after the end of the quarter to which it relates.

          (g) Notice of Errors. The Advisor is responsible for promptly reviewing all oral and written confirmations it receives to determine that the Commodities trades were made in accordance with the Advisor's instructions. If the Advisor determines that an error was made in connection with a trade or that a trade was made other than in accordance with the Advisor's instructions, the Advisor shall promptly notify the Managing Owner of this fact and shall utilize its reasonable efforts to cause the error or discrepancy to be corrected.

          (h) Liability. Neither the Advisor nor any employee, director, officer or shareholder of the Advisor, nor any person who controls the Advisor, shall be liable to the Managing Owner, its officers, directors, shareholders or employees, or any person who controls the Managing Owner, or the Trust or the owners of Series H Interests ("Limited Owners"), or any of their respective successors or assignees under this Agreement, except by reason of acts or omissions in material breach of this Agreement or due to their misconduct or negligence or by reason of their not having acted in good faith in the reasonable belief that such actions or omissions were in the best interests of the Trust and the Limited Owners; it being understood that the Advisor makes no guarantee of profit nor offers any protection against loss, and that all purchases and sales of Commodities shall be for the account and risk of the Trust, and the



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Advisor shall incur no liability for trading profits or losses resulting therefrom provided the Advisor would not otherwise be liable to the Trust under the terms hereof.

          (i) Initial Allocation. Initially, the Series H Allocated Assets will total an amount equal to the assets of the Trust allocable to the Series H Interests, including all cash and cash equivalents held by the Trust in respect of such Interests reduced by all liabilities of the Trust incurred specifically in respect of the Series H Interests and further reduced by a pro-rata share of the total liabilities of the Trust which are not otherwise specifically allocable to another Series of Interests, at the conclusion of the Trust's Initial Offering Period (as described in the Prospectus).

          (j) Additional Allocations and Reallocations. Subject to Section 10 below, the Trust may, on a monthly basis during the Trust's Continuous Offering Period, as described in the Prospectus, (i) allocate additional assets to the Advisor, (ii) reallocate the Series H Allocated Assets away from the Advisor to another commodity trading advisor (an "Other Advisor"), (iii) reallocate assets to the Advisor from an Other Advisor or (iv) allocate additional capital with respect to the Series H Allocated Assets to an Other Advisor.

          (k) Delivery of Disclosure Document. The Advisor agrees to provide to the Managing Owner with any amendment or supplement to the Disclosure Document attached hereto as Exhibit D (an "Update") as soon as such Update is available for distribution.

       2. Indemnification.

          (a) The Advisor. Subject to the provisions of Section 3 of this Agreement, the Advisor, each person who controls the Advisor and each of their respective partners, members, managers, officers, directors, shareholders and employees of the Advisor, shall be indemnified, defended and held harmless by the Trust and the Managing Owner, jointly and severally, from and against any and all claims, losses, judgments, liabilities, damages, costs, expenses



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(including, without limitation, reasonable investigatory and attorneys' fees and reasonable expenses) and amounts paid in settlement of any claims in compliance with the conditions specified below (collectively, "Losses") sustained by any of them (i) in connection with any acts or omissions of the Advisor, or any of its officers, directors or employees relating to its management of the Series H Allocated Assets, including in connection with this Agreement or otherwise as a result of the Advisor's performance of services on behalf of the Trust or its role as trading advisor to Series H Allocated Assets and/or (ii) as a result of a material breach of this Agreement by the Trust or the Managing Owner, provided that, (i) such Losses were not the result of negligence, misconduct or a material breach of this Agreement on the part of the Advisor, and its officers, directors, shareholders and employees, and each person controlling the Advisor, (ii) the Advisor, and its officers, directors, shareholders and employees, and each person controlling the Advisor, acted in good faith and in a manner reasonably believed by such person to be in or not opposed to the best interests of the Trust and the Limited Owners and (iii) any such indemnification will only be recoverable from the Series H Allocated Assets and the assets of the Managing Owner and not from any other assets of any other Series of the Trust, provided further, that no indemnification shall be permitted under this Section 2 for amounts paid in settlement if either (A) the Advisor fails to notify the Trust of the terms of any settlement proposed, at least 15 days before any amounts are paid or (B) the Trust does not approve the amount of the settlement within 15 days (such approval not to be withheld unreasonably). Notwithstanding the foregoing, the Trust shall at all times have the right to offer to settle any matter with the approval of the Advisor (which approval shall not be withheld unreasonably), and if the Trust successfully negotiates a settlement and tenders payment therefor to the party claiming indemnification (the "Indemnitee"), the Indemnitee must either use its reasonable




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efforts to dispose of the matter in accordance with the terms and conditions of the proposed settlement or the Indemnitee may refuse to settle the matter and continue its defense in which latter event the maximum liability of the Trust to the Indemnitee shall be the amount of said proposed settlement. Any indemnification by the Trust under this Section 2, unless ordered by a court, shall be made only as authorized in the specific case by the Managing Owner.

          (b) Default Judgments and Confessions of Judgment. None of the foregoing provisions for indemnification shall be applicable with respect to default judgments or confessions of judgment entered into by the Indemnitee, with its knowledge, without the prior consent of the Trust.

          (c) Procedure. In the event that an Indemnitee under this Section 2 is made a party to an action, suit or proceeding alleging both matters for which indemnification can be made hereunder and matters for which indemnification may not be made hereunder, such Indemnitee shall be indemnified only for that portion of the Losses incurred in such action, suit or proceeding which relates to the matters for which indemnification can be made.

          (d) Expenses. Expenses incurred in defending a threatened or pending civil, administrative or criminal action, suit or proceeding against an Indemnitee shall be paid by the Trust in advance of the final disposition of such action, suit or proceeding if (i) the legal action, suit or proceeding, if sustained, would entitle the Indemnitee to indemnification pursuant to the terms of this Section 2, (ii) the Advisor undertakes to repay the advanced funds to the Trust in cases in which the Indemnitee is not entitled to indemnification pursuant to this Section 2 and (iii) in the case of advancement of expenses by the Trust, the Managing Owner determines that the Indemnitee is not likely not to be entitled to indemnification hereunder.



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

       3. Limits on Claims.

          (a) Prohibited Acts. The Advisor agrees that it will not take any of the following actions against the Trust: (i) seek a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Trust in an involuntary case or proceeding under the federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization, rehabilitation, liquidation or similar law or (B) adjudging the Trust a bankrupt or insolvent or seeking reorganization, rehabilitation, liquidation, arrangement, adjustment or composition of or in respect of the Trust under the federal Bankruptcy Code or any other applicable federal or state law or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or of any substantial part of any of its properties or ordering the winding up or liquidation of any of its affairs,
(ii) seek a petition for relief, reorganization or to take advantage of any law referred to in the preceding clause or (iii) file an involuntary petition for bankruptcy (collectively, "Bankruptcy or Insolvency Action").

          (b) Limited Assets Available. In addition, the Advisor agrees that for any obligations due and owing to it by the Trust, the Advisor will look solely and exclusively to Series H Allocated Assets or to the assets of the Managing Owner, if it has liability in its capacity as Managing Owner, to satisfy its claims and will not seek to attach or otherwise assert a claim against the other assets of the Trust, whether there is a Bankruptcy or Insolvency Action taken or otherwise. The parties agree that this provision will survive the termination of this Agreement, whether terminated in a Bankruptcy or Insolvency Action or otherwise.

          (c) No Limited Owner Liability. This Agreement has been made and executed by and on behalf of the Trust and the Managing Owner for the benefit of the Series H Interests of the Trust and the obligations of the Trust and/or the Managing Owner set forth herein are not binding upon any of the Limited Owners individually but are binding only upon the




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assets and property identified above, and no resort shall be had to the assets of other Series issued by the Trust or the Limited Owners' personal property for the satisfaction of any obligation or claim hereunder.

          (d) Subordination Agreement. The Advisor agrees and consents (the "Consent") to look solely to each Series for which advisory services are being performed ("Series H") and assets of Series H (the "Series H Assets") and to the Managing Owner and its assets for payment. The Series H Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of Series H, including, without limitation, funds delivered to the Trust for the purchase of interests in Series H. In furtherance of the Consent, the Advisor agrees that any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, "Claims") incurred, contracted for or otherwise existing arising from, related to or in connection with the Trust and its assets and Series H and the Series H Assets, shall be subject to the following limitations:

               (l) Subordination of certain claims and rights: (i) except as set forth below, the Claims, if any, of the Advisor (the "Subordinated Claims") shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and any Series thereof and any of their respective assets which may arise as a matter of law or pursuant to any contract; provided, however, that the Advisor's Claims (if any) against Series H shall not be considered Subordinated Claims with respect to enforcement against and distribution and repayment from Series H, the Series H Assets and the Managing Owner and its assets; and provided further, that the Advisor's valid Claims, if any, against Series H shall be pari passu and equal in right of repayment and distribution with all other valid Claims against Series H and (ii) the Advisor will not take, demand or



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     receive from any Series or the Trust or any of their respective assets
     (other than Series H, the Series H Assets and the Managing Owner and its assets) any payment for the Subordinated Claims;

               (2) The Claims of the Advisor with respect to Series H shall only be asserted and enforceable against Series H, the Series H Assets and the Managing Owner and its assets, and such Claims shall not be asserted or enforceable for any reason whatsoever against any other Series, the Trust generally or any of their respective assets;

               (3) If the Claims of the Advisor against Series H or the Trust are secured in whole or in part, the Advisor hereby waives (under section 1111(b) of the Bankruptcy Code (11 U.S.C. ss. 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any Series (other than Series H), as the case may be;

               (4) In furtherance of the foregoing, if and to the extent that the Advisor receives monies in connection with the Subordinated Claims from a Series or the Trust (or their respective assets), other than Series H, the Series H Assets and the Managing Owner and its assets, the Advisor shall be deemed to hold such monies in trust and shall promptly remit such monies to the Series or the Trust that paid such amounts for distribution by the Series or the Trust in accordance with the terms hereof; and

               (5) The foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.



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       4. Obligations of the Trust, the Managing Owner and the Advisor.

          (a) The Registration Statement and Prospectus. Each of the Trust and the Managing Owner agrees to cooperate and use its good faith and reasonable efforts in connection with (i) the preparation by the Trust of the Registration Statement and the Prospectus (and any amendments or supplements thereto), (ii) the filing of the Registration Statement and the Prospectus (and any amendments or supplements thereto) with such governmental and self-regulatory authorities as the Managing Owner deems appropriate for the registration and sale of the Interests and the taking of such other actions not inconsistent with this Agreement as the Managing Owner may determine to be necessary or advisable in order to make the proposed offer and sale of Interests lawful in any jurisdiction and (iii) causing the Registration Statement (and any amendment thereto) to become effective under the 1933 Act and the Blue Sky securities laws of such jurisdictions as the Managing Owner may deem appropriate. The Advisor agrees to make all necessary disclosures regarding itself, its officers and principals, trading performance, Trading Approach, customer accounts (other than the names of customers, unless such disclosure is required by law or regulation) and otherwise as may be required, in the reasonable judgment of the Managing Owner, to be made in the Registration Statement and Prospectus and in applications to any such jurisdictions. No description of or other information relating to the Advisor may be distributed by the Managing Owner without the prior written consent of the Advisor which consent shall not be unreasonably withheld or delayed; provided that distribution of performance information relating to Series H's account shall not require consent of the Advisor.

          (b) Road Shows. The Advisor agrees to make representatives of its marketing department available to participate in "road show" and similar presentations in connection with the offering of the Series H Interests to the extent reasonably requested by the Managing Owner,




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on the following conditions: (i) all expenses incurred by the Advisor in the course of such participation will be shared between and among the Advisor, the Managing Owner and/or the Selling Agent, in such amounts as shall be agreed among the parties, (ii) the Advisor shall not be obligated to take any action which might require registration as a broker-dealer or investment adviser under any applicable federal or state law and (iii) the Advisor shall not be required to assist in "road show" or similar presentations to the extent that it reasonably believes that doing so would interfere with its trading, marketing or other activities.

          (c) Advisor Not A Promoter. The parties acknowledge that the Advisor has not been, either alone or in conjunction with the Selling Agent or its affiliates, an organizer or promoter of the Trust, and it is not intended by the parties that the Advisor shall have any liability as such.

          (d) Filings. The Trust may at any time determine not to file the Registration Statement with the SEC or withdraw the Registration Statement from the SEC or any other governmental or self-regulatory authority with which it is filed or otherwise terminate the Registration Statement or the offering of Interests. Upon any such withdrawal or termination, or if the "minimum" (i) aggregate number of Interests or (ii) Series H Interests required to be sold pursuant to the Prospectus is not sold, this Agreement shall terminate and, except for the payment of expenses as set forth in subparagraph 4(b) above and in paragraph 2, neither the Trust nor the Managing Owner shall have any obligations to the Advisor with respect to this Agreement nor shall the Advisor have any obligations to the Trust or the Managing Owner with respect to this Agreement.

          (e) Representation Agreement. On or prior to commencement of the offering of Interests pursuant to the Prospectus, the parties agree to execute a Representation Agreement



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relating to the offering of the Interests (the "Representation Agreement")
substantially in the form of Exhibit C to this Agreement.

       5. Advisor Independence.

          (a) Independent Contractor. The Advisor shall for all purposes herein be deemed to be an independent contractor with respect to the Trust, the Managing Owner and its affiliates and each other commodity trading advisor that may in the future provide commodity trading advisory services to the Trust and the Managing Owner and its affiliates and shall, unless otherwise expressly authorized, have no authority to act for or to represent the Trust, the Managing Owner and its affiliates, any other commodity trading advisor in any way or otherwise be deemed to be a general agent, joint venturer or partner of the Trust, the Managing Owner and its affiliates or any other commodity trading advisor or in any way be responsible for the acts or omissions of the Trust, the Managing Owner and its affiliates or any other commodity trading advisor and assumes no responsibility for the marketing or administration thereof.

          (b) Unauthorized Activities. Without limiting the obligations of the Trust set forth under this Agreement, nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust and Trust Agreement or Certificate of Trust or any applicable statute, regulation or rule of any exchange or self-regulatory organization.

          (c) Purchase of Interests. Any of the Advisor, its principals and employees may, in its discretion, purchase Interests in the Trust.

          (d) Confidentiality. The Trust and the Managing Owner acknowledge that the Trading Approach including methods, models, and strategies of the Advisor is the confidential property of the Advisor. Nothing in this Agreement shall require the Advisor to disclose the confidential or proprietary details of its Trading Approach. The Trust and the Managing Owner further agree that they will keep confidential and will not disseminate the Advisor's trading



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advice to the Trust, except as, and to the extent that, it may be determined by the Managing Owner to be (i) necessary for the monitoring of the business of the Trust, including the performance of brokerage services by the Trust's commodity broker(s), or (ii) expressly required by law or regulation.

       6. Commodity Broker.

          All Commodities traded for the account of the Trust shall be made through such commodity broker or brokers, or counterparty or counterparties, as the Managing Owner directs or otherwise in accordance with such order execution procedures as are agreed upon between the Advisor and the Managing Owner. Except as set forth below, the Advisor shall have no authority or responsibility in selecting or supervising floor brokers or counterparties for execution of Commodities trades of the Trust, or for negotiating floor brokerage commission rates or other compensation to be charged therefor. The Advisor shall not be responsible for determining that any such broker or counterparty used in connection with any Commodities transactions meets the financial requirements or standards imposed by the Trust's Trading Policies and Limitations. At the present time, it is contemplated that the Trust will execute and clear all Commodities trades through UBS Securities LLC and its affiliates. The Advisor may, however, with the consent of the Managing Owner, such consent not to be unreasonably withheld, execute transactions at such other firm(s) and upon such terms and conditions as the Advisor and the Managing Owner agree if such firm(s) agree to "give up" all such transactions to UBS Securities LLC for clearance. To the extent that the Trust determines to utilize a broker or counterparty other than UBS Securities LLC, it will consult with the Advisor prior to directing it to utilize such broker or counterparty and will not retain the services of such firm over the reasonable objection of the Advisor.


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       7. Fees.

          In consideration of and in compensation for the performance of the Advisor's services under this Agreement, the Advisor shall receive from Series H a management fee (the "Management Fee") and an incentive fee (the "Incentive Fee") based on the Series H Allocated Assets, as follows:

          (a)  Management Fee [RESERVED]

          (b)  Incentive Fee [RESERVED]

          (c) Timing of Payment. Management Fees and Incentive Fees shall be paid generally within 15 business days following the end of the period for which they are payable. The first incentive fee which may be due and owing to the Advisor in respect of any New Trading Profits will be due and owing as of the last Friday of the first calendar quarter during which the Trading Advisor managed the Allocated Assets for at least 45 days. If an Incentive Fee shall have been paid by the Trust to the Advisor in respect of any calendar quarter and the Advisor shall incur subsequent losses on the Series H Allocated
Assets, the Advisor shall nevertheless be entitled to retain amounts previously paid to it in respect of New High Net Trading Profits.

          (d) Fee Data. The Managing Owner will provide the Advisor with the data used by the Managing Owner to compute the foregoing fees including a statement of the actual execution costs attributable to the Series H Allocated Assets generally within 15 business days of the end of the relevant period.

          (e) Third Party Payments. Neither the Advisor nor any of its officers, directors, employees or stockholders shall receive any commissions, compensation, remuneration or payments whatsoever from any broker with which the Trust carries an account for transactions executed in the Trust's account. The parties acknowledge that a spouse of any of the foregoing



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persons may receive floor brokerage commissions in respect of trades effected pursuant to the Advisor's Trading Approach on behalf of the Trust, which payment shall not violate the preceding sentence.

       8. Term and Termination.

          (a) Term. This Agreement shall commence on the date hereof and, unless sooner terminated pursuant to paragraph (b), (c) or (d) of this Section 8, shall continue in effect until the close of business on the last day of the month ending fifteen full months following the commencement of Series H's trading activities (the end of the "Initial Term"). Thereafter, unless this Agreement is terminated pursuant to paragraphs (b), (c) or (d) of this Section 8, this Agreement shall be renewed automatically on the same terms and conditions set forth herein for successive additional one-year terms, each of which shall commence on the first day of the month subsequent to the conclusion of the preceding term and end on the last day of the month ending twelve months later (the end of a "Renewal Term"). Subject to Section 8(d)(iv) hereof, the automatic renewal(s) set forth in the preceding sentence hereof shall not be affected by (i) any allocation of the Series H Allocated Assets away from the Advisor pursuant to this Agreement of (ii) the retention of Other Advisors following a reallocation or otherwise.

          (b) Automatic Termination. This Agreement shall terminate automatically in the event that the Trust is terminated. In addition, this Agreement shall terminate automatically in the event that the Series H Allocated Assets decline as of the end of any business day by at least 40% from the Series H Allocated Assets (i) as of the first day of this Agreement or (ii) as of the first day of any calendar year, as adjusted on an ongoing basis by (A) any decline(s) in the Series H Allocated Assets caused by distributions, redemptions, reallocations and withdrawals, and (B) additions to the Series H Allocated Assets caused by additional allocations.

          (c) Optional Termination Right of Trust. This Agreement may be terminated at any time at the election of the Managing Owner in its sole discretion upon at least 30 days' prior written notice to the Advisor. The Managing Owner will use its reasonable efforts to cause any termination to occur as of a month-end. This Agreement also may be terminated upon prior written notice, appropriate under the circumstances, to the Advisor in the event that: (i) the Managing Owner determines in good faith following consultation appropriate under the circumstances with the Advisor that the Advisor is unable to use its agreed upon Trading Approach to any material extent, as such Trading Approach may be refined or modified in the future in accordance with the terms of this Agreement for the benefit of the Trust; (ii) the Advisor's registration as a commodity trading advisor under the CE Act or membership as a commodity trading advisor with the NFA is revoked, suspended, terminated or not renewed; (iii) the Managing Owner determines in good faith following consultation appropriate under the circumstances with the Advisor that the Advisor has failed to conform, and after receipt of written notice, continues to fail to conform in any material respect, to (A) any of the Trust's Trading Policies and Limitations or (B) the Advisor's Trading Approach; (iv) there is an unauthorized assignment of this Agreement by the Advisor; (v) the Advisor dissolves, merges or consolidates with another entity or sells a substantial portion of its assets, any portion of its Trading Approach utilized by the Trust or its business goodwill, in each instance without the consent of the Managing Owner; (vi) Raymond T. Dalio is not in control of the Advisor's trading activities for the Trust; (vii) the Advisor becomes bankrupt (admitted or decreed) or insolvent; and (viii) and (iv) for any other reason, the Managing Owner determines in good faith that such termination is essential for the protection of the Trust and the Series H Interests, including, without limitation a good faith determination by the Managing Owner that the Advisor has breached a material obligation to the Trust under this Agreement relating to the trading of the Series H Allocated Assets.

          (d) Optional Termination Right of Advisor. The Advisor shall have the right to terminate this Agreement at any time upon written notice to the Trust, appropriate under the circumstances, in the event: (i) of the receipt by the Advisor of an opinion of independent counsel satisfactory to the Advisor and the Trust that by reason of the Advisor's activities with respect to the Trust it is required to register as an investment adviser under the Investment Advisers Act of 1940 and it is not so registered; (ii) that the registration of the Managing Owner as a commodity pool operator under the CE Act or its NFA membership as a commodity pool operator is revoked, suspended, terminated or not renewed; (iii) that the Managing Owner (A) imposes additional trading limitation(s) pursuant to Section 1 of this Agreement which the Advisor does not agree to follow in its management of the Series H Allocated Assets or (B) overrides trading instructions of the Advisor or does not consent to a material change to the Trading Approach requested by the Advisor; (iv) if the amount of the Series H Allocated Assets (A) decreases to less than $4 million as the result of redemptions, distribution, reallocation of assets, or deleveraging initiated by the Trust or the Managing Owner, but not trading losses, as of the close of business on any Friday or (B) allocated to the Advisor's management during the first 12-month trading period is less than $6.67 million without regard to redemptions, or trading gains or losses;
(v) the Managing Owner elects (pursuant to Section 1 of this Agreement) to have the Advisor use a different Trading Approach in the Advisor's management of Trust assets from that which the Advisor is then using to manage such assets and the Advisor objects to using such different Trading Approach; (vi) there is an unauthorized assignment of this Agreement by the Trust or the Managing Owner; (vii) there is a material breach of this Agreement by the Trust and/or the Managing Owner and after giving written notice to the Managing Owner which identifies such breach and such material breach has not been cured within ten days following receipt of such notice by the Managing Owner; (viii) an Other Advisor is allocated a portion of the Series H Assets; or (ix) other good cause is shown and the written consent of the Managing Owner is obtained (which shall not be withheld or unreasonably). The Advisor also shall have the right to terminate this Agreement upon prior written notice to the Trust, as follows:

         Required Notice          Notice Date
         ---------------          -----------

         At least 90 days         Prior to the termination of the Initial Term.
         At least 60 days         Prior to the termination of any Renewal Term.
         At least 30 days         Prior to the implementation of any increase
                                  (without the Advisor's consent) in the
                                  aggregate of the fixed brokerage fee
                                  (currently 6%) to be paid by Series H and the routine operating expenses (currently capped at 1.5%) for which Series H is responsible to more than 7.5% of the Net
                                  Asset Value of Series H.

          (e) Termination Fees. In the event that this Agreement is terminated with respect to, or by, the Advisor pursuant to this Section 8 or the Managing Owner allocates the Trust's assets to Other Advisors, the Advisor shall be entitled to, and the Trust shall pay, the Management Fee and the Incentive Fee, if any, which shall be computed (i) with respect to the Management Fee, on a pro rata basis, based upon the portion of the month for which the Advisor had the Series H Allocated Assets under management and (ii) with respect to the Incentive Fee, if any, as if the effective date of termination was the last day of the then current calendar quarter. The rights of the Advisor to fees earned through the earlier to occur of the date of expiration or termination shall survive this Agreement until satisfied.

          (f) Termination and Open Positions. Once terminated, the Advisor shall have no responsibility for existing positions, including delivery issues, if any, which may result from such positions.

       9. Liquidation of Positions.

          The Advisor agrees to liquidate open positions in the amount that the Managing Owner informs the Advisor, in writing via facsimile or other equivalent means, that the Managing Owner considers necessary or advisable to liquidate in order to (i) effect any termination or reallocation pursuant to Sections l or 8, respectively or (ii) fund its pro rata share of any redemption, distribution or Trust expense. The Managing Owner shall not, however, have authority to instruct the Advisor as to which specific open positions to liquidate, except as provided in Section 1 hereof. The Managing Owner shall provide the Advisor with such reasonable prior notice of such liquidation as is practicable under the circumstances and will endeavor to provide at least three days prior notice. In the event that losses incurred as a result of such liquidation exceed the amount of the Series H Allocated Assets, the Managing Owner agrees to cover such excess losses from its assets, but in no event from the assets of the other Series issued by the Trust. The Advisor shall have no liability for any such losses.

       10.  Other Accounts of the Advisor.

          (a) Management of Other Accounts and Trading of Proprietary Capital. The Advisor shall be free to (i) manage and trade accounts for other investors (including other public and private commodity pools), and (ii) trade for its own account, and for the accounts of its shareholders, directors, officers and employees, as applicable, using the same or other information and Trading Approach utilized in the performance of services for the Trust.

          (b) Acceptance of Non-Trust Capital. So long as the as the Advisor is performing services for the Trust, it agrees that it will notify the Trust and the Managing Owner at least 30 days prior to accepting an account which the Advisor believes may have a material adverse effect on the Trust.

          (c) Equitable Treatment of Accounts. The Advisor agrees, in its management of accounts other than the account of the Trust, that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates (in whole or in part) over the Trust. The preceding sentence shall not be interpreted to preclude (i) the Advisor from charging another client fees which differ from the fees to be paid to it hereunder or (ii) an adjustment by the Advisor in the implementation of any agreed upon Trading Approach in accordance with the procedures set forth in
Section 1 hereof which is undertaken by the Advisor in good faith in order to accommodate additional accounts. Notwithstanding the foregoing, the Advisor also shall not be deemed to be favoring another commodity interest account over the Trust's account if the Advisor, in accordance with specific instructions of the owner of such account, shall trade such account at a degree of leverage or in accordance with trading policies which shall be different from that which would normally be applied or if the Advisor, in accordance with the Advisor's money management principles, shall not trade certain commodity interest contracts for an account based on the amount of equity in such account. The Advisor, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide the Managing Owner with an explanation of the differences, if any, in performance between the Trust and any other similar account managed pursuant to the same Trading Approach for which the Advisor or any of its principals or affiliates acts as a commodity trading advisor (in whole or in part), provided, however, that the Advisor may, in its discretion, withhold from any such inspection the identity of the client for whom any such account is maintained.

          (d) Inspection of Records. Upon the reasonable request of and upon reasonable notice from the Managing Owner, the Advisor shall permit the Managing Owner to review at the Advisor's offices, in each case at its own expense, during normal business hours such trading records as it reasonably may request for the purpose of confirming that the Trust has been treated equitably with respect to advice rendered during the term of this Agreement by the Advisor for other accounts managed by the Advisor pursuant to its Pure Alpha Strategy or any trading strategy which is a derivation thereof, which the parties acknowledge to mean that the Managing Owner may inspect, subject to such restrictions as the Advisor may reasonably deem necessary or advisable so as to preserve the confidentiality of proprietary information and the identity of its clients, all trading records of the Advisor for those accounts traded pursuant to the Pure Alpha Strategy or any trading strategy which is a derivation thereof as it reasonably may request during normal business hours. The Advisor may, in its discretion, withhold from any such report or inspection the identity of the client for whom any such account is maintained and in any event the Trust and the Managing Owner shall keep all such information obtained by them from the Advisor confidential unless disclosure thereof legally is required or has been made public. Such right will terminate one year after the termination of this Agreement and does not permit access to computer programs, records, or other information used in determining trading decisions.

       11. Speculative Position Limits.

          If, at any time during the term of this Agreement, it appears to the Advisor that it may be required to aggregate the Trust's Commodities positions with the positions of any other accounts it owns or controls for purposes of applying the speculative position limits of the CFTC, any exchange, self-regulatory body or governmental authority, the Advisor promptly will notify the Managing Owner if the Trust's positions under its management are included in an aggregate amount which equals or exceeds the applicable speculative limit. The Advisor agrees that if its trading recommendations pursuant to its agreed upon Trading Approach are altered because of the potential application of speculative position limits, the Advisor will modify its trading instructions to the Trust and its other speculative accounts in a good faith effort to achieve an equitable treatment of all accounts; to wit, the Advisor will liquidate Commodities positions and/or limit the taking of new positions in all accounts it manages, including the Trust, as nearly as possible in proportion to the assets available for trading of the respective accounts (including "notional" equity) to the extent necessary to comply with applicable speculative position limits. The Advisor presently believes that its Trading Approach for the management of the Trust's account can be implemented for the benefit of the Trust notwithstanding the possibility that, from time to time, speculative position limits may become applicable.

       12. Redemptions, Distributions Reallocations and Additional
Allocations.

          (a) Notice. The Managing Owner agrees to give the Advisor at least one business day prior notice of any proposed redemptions or exchanges, and at least two business days prior notice of any proposed distributions, reallocations, additional allocations or withdrawals controlled by the Managing Owner affecting the Series H Allocated Assets.

          (b) Allocations. Redemptions, exchanges, withdrawals and distributions of Series H Interests shall be charged against the Series H Allocated Assets.

       13. Brokerage Confirmations and Reports.

           The Managing Owner will instruct the Trust's brokers and counterparties to furnish the Advisor with copies of all trade confirmations, daily equity runs and monthly trading statements relating to the Series H Allocated Assets. The Advisor will maintain records and will monitor all open positions relating thereto; provided, however, that the Advisor shall not be responsible for any errors by the Trust's brokers or counterparties. The Managing Owner also will furnish the Advisor with a copy of the form of all reports, including but not limited to, monthly, quarterly and annual reports, sent to the Limited Owners and copies of all reports filed with the SEC, the CFTC and the NFA. The Advisor shall, at the Managing Owner's request, make a good faith effort to provide the Managing Owner with copies of all trade confirmations, daily equity runs, monthly trading reports or other reports sent to the Advisor by the Trust's commodity broker regarding the Trust and in the Advisor's possession or control as the Managing Owner deems appropriate if the Managing Owner cannot obtain such copies on its own behalf. Upon request, the Managing Owner will provide the Advisor with accurate information with respect to the Series H Allocated Assets.

       14. The Advisor's Representations and Warranties.

           The Advisor represents and warrants that:

          (a) it has full capacity and authority to enter into this Agreement and to provide the services required of it hereunder;

          (b) it will not by entering into this Agreement and by acting as a commodity trading advisor to the Trust (i) be required to take any action contrary to its incorporating or other formation documents or, to the best of its knowledge, any applicable statute, law or regulation of any jurisdiction or (ii) breach or cause to be breached, to the best of its knowledge, any undertaking, agreement, contract, statute, rule or regulation to which it is a party or by which it is bound which, in the case of (i) or (ii), would materially limit or materially adversely affect its ability to perform its duties under this Agreement;

          (c) it is duly registered as a commodity trading advisor under the CE Act and is a member of the NFA as a commodity trading advisor and it will maintain and renew such registration and membership during the term of this Agreement;

          (d) a copy of its most recent Commodity Trading Advisor Disclosure Document as required by Part 4 of the CFTC's regulations has been provided to the Managing Owner on behalf of the Trust in the form of Exhibit D hereto (and the Managing Owner acknowledges receipt of such Disclosure Document on behalf of the Trust) and, except as disclosed in such Disclosure Document, all information in such Disclosure Document (including, but not limited to, background, performance, trading methods and trading systems) is true, complete and accurate in all material respects and is in conformity in all material respects with the provisions of the CE Act, including the rules and regulations thereunder, as well as all rules and regulations of the National Futures Association;

          (e) assuming that the Series H Allocated Assets equal not more than $30 million as of the commencement of trading, the amount of such assets should not, in the reasonable judgment of the Advisor, result in the Advisor being required to alter its Trading Approach to a degree which would be expected to have a material adverse effect on Series H; and

          (f) neither the Advisor nor its stockholders, directors, officers, employees, agents, principals, affiliates nor any of its or their respective successors or assigns: (i) shall knowingly use or distribute for any purpose whatsoever any list containing the names and/or residence addresses of, and/or other information about, the Limited Owners of the Trust nor (ii) shall solicit any person it or they know is a Limited Owner of the Trust for the purpose of soliciting commodity business from such Limited Owner, unless such Limited Owner shall have first contacted the Advisor or is already a client of the Advisor or a prospective client with which the Advisor has commenced discussions or is introduced to or referred to the Advisor by an unaffiliated agent other than in violation of clause (i).

          The within representations and warranties shall be continuing during the term of this Agreement, and if at any time any event has occurred which would make any of the foregoing not true in any material respect with respect to the Advisor, the Advisor promptly will notify the Trust in writing thereof.

       15. The Managing Owner's Representations and Warranties.

           The Managing Owner represents and warrants on behalf of the Trust and itself that:

          (a) each has the full capacity and authority to enter into this Agreement and to perform its obligations hereunder;

          (b) it will not, by acting as managing owner to the Trust or by entering into this Agreement, and the Trust will not (i) be required to take any action contrary to its incorporating or other formation documents or any applicable statute, law or regulation of any jurisdiction or (ii) breach or cause to be breached (A) any undertaking, agreement, contract, statute, rule or regulation to which it or the Trust is a party or by which it or the Trust is bound or (B) any order of any court or governmental or regulatory agency having jurisdiction over it or the Trust, which in the case of (i) or (ii) would materially limit or materially adversely affect the performance of its or the Trust's duties under this Agreement;

          (c) it is registered as a commodity pool operator under the CE Act and is a commodity pool operator member of the NFA, and it will maintain and renew such registration and membership during the term of this Agreement;

          (d) this Agreement has been duly and validly authorized, executed and delivered and is a valid and binding agreement, enforceable against each of them, in accordance with its terms; and

          (e) on the date hereof, it is, and during the term of this Agreement, it will be (i) in the case of the Trust, a duly formed and validly existing Delaware statutory trust and (ii) in the case of the Managing Owner, a duly formed and validly existing corporation, in each case, in good standing under the laws of the State of Delaware and the State of Connecticut, respectively, and in good standing and qualified to do business in each jurisdiction in which the nature and conduct of its business requires such qualification and where the failure to be so qualified would materially adversely affect its ability to perform its obligations under this Agreement.

           The within representations and warranties shall be continuing during the term of this Agreement, and if at any time any event has occurred which would make or tend to make any of the foregoing not true in any material respect, the Managing Owner promptly will notify the Advisor in writing.

       16. Assignment.

           This Agreement may not be assigned by any of the parties hereto without the express prior written consent of the other parties hereto, except that the Advisor need not obtain the consent of any Other Advisor.

       17. Successors.

           This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and permitted assignees of each of them, and no other person (except as otherwise provided herein) shall have any right or obligation under this Agreement. The terms "successors" and "assignees" shall not include any purchasers, as such, of Interests.

       18. Amendment or Modification or Waiver.

          (a) Changes to Agreement. This Agreement may not be amended or modified, nor may any of its provisions be waived, except upon the prior written consent of the parties hereto, except that an amendment to, a modification of or a waiver of any provision of the Agreement as to the Advisor need not be consented to by any Other Advisor.

          (b) No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

       19. Notices.

           Except as otherwise provided herein, all notices required to be delivered under this Agreement shall be effective only if in writing and shall be deemed given by the party required to provide notice when received by the party to whom notice is required to be given and shall be delivered personally or by registered mail, postage prepaid, return receipt requested or by facsimile, as follows (or to such other address as the party entitled to notice shall hereafter designate by written notice to the other parties):

           If to the Managing Owner or the Trust:

           Preferred Investment Solutions Corp.
           Two American Lane
           Greenwich, Connecticut 06830
           Attention:  General Counsel
           Facsimile:  (203) [___-____]

           with a copy to:

           Sidley Austin Brown & Wood LLP
           787 Seventh Avenue
           New York, New York 10019
           Attention: Michael J. Schmidtberger, Esq.
           Facsimile: (212) 839-5599

           If to the Advisor:

           Bridgewater Associates, Inc.
           1 Glendinning Place
           Westport, Connecticut 06880
           Attention: Giselle F. Wagner
           Facsimile: (203) 291-7300

           With a copy to:

           Bridgewater Associates, Inc.
           1 Glendinning Place
           Westport, Connecticut 06880
           Attention: Peter La Tronica
           Facsimile: (203) 291-7300

       20. Governing Law.

          Each party agrees that this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof.

       21. Survival.

           The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

       22. Promotional Literature.

           Each party agrees that prior to using any promotional literature in which reference to the other parties hereto is made, it shall furnish in advance a copy of such information to the other parties and will not make use of any promotional literature containing references to such other parties to which such other parties object, except as otherwise required by law or regulation.

       23. No Liability of Limited Owners.

           This Agreement has been made and executed by and on behalf of the Trust, and the obligations of the Trust and/or the Managing Owner set forth herein are not binding upon any of the Limited Owners individually, but rather, are binding only upon the assets and property of the Trust and, to the extent provided herein, upon the assets and property of the Managing Owner.

       24. Headings.

           Headings to sections herein are for the convenience of the parties only and are not intended to be or to affect the meaning or interpretation of this Agreement.

       25. Complete Agreement.

           Except as otherwise provided herein, this Agreement and the Representation Agreement constitute the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto.

       26. Counterparts.

           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one original instrument.

       27. Arbitration, Remedies.

           Each party hereto agrees that any dispute relating to the subject matter of this Agreement shall be settled and determined by arbitration in the City of New York pursuant to the rules of the NFA or, if the NFA should refuse to accept the matter, the American Arbitration Association.

       28. No Third Party Beneficiaries.

           This Agreement has been undertaken to provide services to Series H and it is not intended to benefit any third party.

       30. Series Disclaimer.

           The parties hereto acknowledge and agree that the Trust is organized in series pursuant to Sections 3804(a) and 3806(b)(2) of the Delaware
Statutory Trust Act. As such, the debt, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Trust shall be enforceable against the assets of such series of the Trust only, and not against the assets of the Trust generally or the assets of any other series of the Trust or against the trustee of the Trust. There may be several series of the Trust created pursuant to the Declaration of Trust and Trust Agreement of the Trust.

          IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.



                                    WORLD MONITOR TRUST III- SERIES H

                                    By:   PREFERRED INVESTMENT SOLUTIONS
                                    CORP., its sole Managing Owner



                                    By:
                                           ------------------------------------
                                    Name:  Esther E. Goodman
                                    Title: Chief Operating Officer and
                                           Senior Executive Vice President



                                    PREFERRED INVESTMENT SOLUTIONS CORP.



                                    By:
                                           ------------------------------------
                                    Name:  Esther E. Goodman
                                    Title: Chief Operating Officer and
                                           Senior Executive Vice President



                                    BRIDGEWATER ASSOCIATES, INC.


                                    By:
                                         --------------------------------------
                                         Name:    Giselle Wagner
                                         Title:   Chief Operating Officer

                                   EXHIBIT A

                          SERIES H TRADING APPROACH

        AGGRESSIVE PURE ALPHA FUTURES ONLY - A, NO BENCHMARK STRATEGY

      The Advisor's will make its trading decisions for Series H according to its Aggressive Pure Alpha Futures Only Trading System as described in Exhibits A and D as amended from time to time. For purposes of this Agreement, the Aggressive Pure Alpha Futures Only Strategy will (i) exclude cash bonds from the portfolio mix and the capital normally allocated to cash bonds will be reallocated to the other markets the Advisor trades, (ii) trade only futures contracts on currencies, instead of futures and forward contracts on currencies, unless a forward contract is executed through the Selling Agent or its affiliates and (iii) trade the Trust's assets at 1.5 times the normal Pure Alpha Strategy level. In the future, upon reasonable prior notice, the Managing Owner may authorize the Advisor to execute forward currency transactions through counterparties, other than the Selling Agent or its affiliates.

      The reallocation of assets from cash bonds to other markets traded by the Advisor allows the Advisor to manage the allocated assets within the same target return as The Pure Alpha Strategy with cash bonds. The Advisor makes no representation about the overall performance which will result from the modifications set forth above to its Pure Alpha Strategy.

      The Trust is, however, required to prepare a pro forma performance table concerning the Aggressive Pure Alpha Futures Only Trading system for presentation in the Trust's Prospectus. Solely for purposes of permitting the Trust to prepare such presentation, the Advisor represents and warrants that

      (i) it introduced cash bonds to The Pure Alpha Strategy on August l, 1997; and

      (ii) the use of cash bonds between August 1, 1997 and July 31, 1998 has had contributed a (0.20%) loss on the performance of the Pure Alpha Strategy during that time period. If cash bonds had not been used and the weighting used for other products increased, the effect on the performance of the Pure Alpha Strategy would have been a 0.61% gain for the same time period.

      The Advisor believes it should enter block orders as part of its trading strategy. If as the result of the Managing Owner's failure to agree to the use of one or more floor brokers selected by the Advisor, the Advisor is unable to enter orders for Series H as a block order, the Advisor believes that this may affect the performance of the Advisor for Series H.

                                   EXHIBIT B

                       TRADING LIMITATIONS AND POLICIES

      The following limitations and policies are applicable to assets representing the Series H Allocated Assets of the Trust as a whole and at the outset to the Advisor individually; since the Advisor initially will manage 100% of the Trust's Series H Allocated Assets, such application of the limitations and policies is identical initially for the Series H Allocated Assets of the Trust and the Advisor. The Advisor sometimes may be prohibited from taking positions for the Series H Allocated Assets which it would otherwise acquire due to the need to comply with these limitations and policies. The Managing Owner will monitor compliance with the trading limitations and policies set forth below, and it may impose additional restrictions (through modification of such limitations and policies) upon the trading activities of the Advisor as it, in good faith, deems appropriate in the best interests of the Series H Interests of the Trust, subject to the terms of the Advisory Agreement.

      The Managing Owner will not approve a material change in the following trading limitations and policies without obtaining the prior written approval of Limited Owners owning more than 50% of the Series H Interests. The Managing Owner may, however, impose additional trading limitations on the trading activities of the Series H Interests of the Trust without obtaining such approval if the Managing Owner determines such additional limitations to be necessary in the best interests of the Series H Interests of the Trust.

      Trading Limitations

      The Series H Interests of the Trust will not: (i) engage in pyramiding its commodities positions (i.e., the use of unrealized profits on existing positions to provide margin for the acquisition of additional positions in the same or a related commodity provided, however, unrealized profits may be considered in determining the current Allocated Assets) but may take into account open trading equity on existing positions in determining generally whether to acquire additional commodities positions; (ii) borrow or loan money (except with respect to the initiation or maintenance of commodities positions or obtaining lines of credit for the trading of forward currency contracts; provided, however, that the Series H Interests of the Trust is prohibited from incurring any indebtedness on a non-recourse basis); (iii) permit rebates to be received by the Managing Owner or its affiliates or permit the Managing Owner or any affiliate to engage in any reciprocal business arrangements which would circumvent the foregoing prohibition; (iv) permit the Advisor to share in any portion of the commodity brokerage fees paid by the Series H Interests of the Trust; (v) commingle its assets, except as permitted by law; or (vi) permit the churning of its commodity accounts.

      The Series H Interests of the Trust will conform in all respects to the rules, regulations and guidelines of the markets on which its trades are executed.

      Trading Policies

      Subject to the foregoing limitations, the Advisor has agreed to abide by the trading policies of the Series H Interests of the Trust, which currently are as follows:

      (1) Series H Allocated Assets will generally be invested in contracts which are traded in sufficient volume which, at the time such trades are initiated, are reasonably expected to permit entering and liquidating positions.

      (2) Stop or limit orders may, in the Advisor's discretion, be given with respect to initiating or liquidating positions in order to attempt to limit losses or secure profits. If stop or limit orders are used, no assurance can be given, however, that the clearing broker will be able to liquidate a position at a specified stop or limit order price, due to either the volatility of the market or the inability to trade because of market limitations.

      (3) The Series H Interests of the Trust generally will not initiate an open position in a futures contract (other than a cash settlement contract) during any delivery month in that contract, except when required by exchange rules, law or exigent market circumstances. This policy does not apply to forward and cash market transactions.

      (4) The Series H Interests of the Trust may occasionally make or accept delivery of a commodity including, without limitation, currencies. The Series H Interests of the Trust also may engage in EFP transactions involving currencies and metals and other commodities.

      (5) The Series H Interests of the Trust may, from time to time, employ trading techniques such as spreads, straddles and conversions.

      (6) The Series H Interests of the Trust will not initiate open futures or option positions which would result in net long or short positions requiring as margin or premium for outstanding positions in excess of 15% of the Trust's Series H Allocated Assets for any one commodity or in excess of 66?% of the Trust's Series H Allocated Assets for all commodities combined. Under certain market conditions, such as an inability to liquidate open commodities positions because of daily price fluctuations, the Managing Owner may be required to commit Allocated Assets as margin in excess of the foregoing limits, and in such case the Managing Owner will cause the Advisor to reduce its open futures and option positions to comply to these limits before initiating new commodities positions.

      (7) To the extent the Series H Interests of the Trust engage in transactions in forward currency contracts other than with or through UBS Securities LLC, the Series H Interests of the Trust will only engage in such transactions with or through a bank which as of the end of its last fiscal year had an aggregate balance in its capital, surplus and related accounts of at least $100 million, as shown by its published financial statements for such year and through other broker-dealer firms with an aggregate balance in its capital, surplus and related accounts of at least $50 million.

                                   EXHIBIT C

                   REPRESENTATION AGREEMENT CONCERNING THE
                  REGISTRATION STATEMENT AND THE PROSPECTUS

            REPRESENTATION AGREEMENT ("Agreement") dated as of the ___ day of _________, 2004, by and among WORLD MONITOR TRUST III - SERIES H (the "Trust"), a separate series of a statutory trust organized under Chapter 38 of Title 12 of the Delaware Code (the "Delaware Act"), [NAME OF SELLING AGENT], a _______ corporation ("the Selling Agent"), PREFERRED INVESTMENT SOLUTIONS CORP., a Connecticut corporation (the "Managing Owner"), and BRIDGEWATER ASSOCIATES, INC., a Connecticut corporation (the "Advisor").

                             W I T N E S S E T H:

            WHEREAS, the Trust proposes to make an initial public offering (the "Offering") units of beneficial interest in the Trust (the "Interests") issuable in multiple series of Interests (the "Series"), each separately managed by a different professional commodity trading advisor through the Selling Agent, an affiliate of the Managing Owner, and in connection therewith, the Trust intends to file with the U.S. Securities and Exchange Commission (the "SEC"), pursuant to the U.S. Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Interests in Series H, including the Series H Interests, and as a part thereof a prospectus (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus in final form, together with all amendments and supplements thereto, shall be referred to herein as the "Prospectus"); and

            WHEREAS, the Trust and the Managing Owner entered into an agreement with the Advisor, dated as of __________, 2004 (the "Advisory Agreement"), pursuant to which the

Advisor has agreed to act as a commodity trading advisor to the Trust with respect to the trust estate represented by Series H Interests; and

            WHEREAS, the parties hereto wish to set forth their duties and obligations to each other with respect to the Registration Statement as of its effective date and the Prospectus as of the date(s) on which subscribers' funds are transferred to the portion of the trust estate represented by Series H Interests ("Closing Dates(s)").

            NOW, THEREFORE, the parties agree as follows:

            1. Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Selling Agent, the Trust and the Managing Owner that:

                  a. All references in the Registration Statement, consented to in writing by the Advisor in the form attached hereto as Exhibit A, as of its effective date and the Prospectus as of the Closing Date to (i) the Advisor and its affiliates, and the controlling persons, shareholders, directors, officers and employees of any of the foregoing, (ii) the Advisor's Trading Approach (as defined in the Advisory Agreement) and (iii) the actual past performance of discretionary accounts directed by the Advisor or any principal thereof, including the notes to the tables reflecting such actual past performance (hereinafter referred to as the Advisor's "Past Performance History") are complete and accurate in all material respects, and as to such persons, the Advisor's Trading Approach and the Advisor's Past Performance History, the Registration Statement as of its effective date and the Prospectus as of each Closing Date contain all information required to be included therein by the Commodity Exchange Act, as amended (the "CE Act"), and the regulations (including interpretations thereof) thereunder, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading. The Advisor also represents and warrants as to the accuracy and completeness in all material respects of the underlying data made available by the Advisor to the Trust and the Managing
            Owner for purposes of preparing the pro forma performance tables, it being understood that no representation or warranty is being made with respect to the pro forma performance tables or notes thereto. The term "principal" in this Agreement shall have the same meaning as that term in Commodity Futures Trading Commission (the "CFTC") Regulation ss. 4.10(e) under the CE
            Act.

                  b. The Advisor will not distribute the Registration
            Statement, the Prospectus and/or the selling materials related thereto, except as may be requested by the Managing Owner in connection with "road show" presentations or otherwise.

                  c. This Agreement and the Advisory Agreement have been duly and validly authorized, executed and delivered on behalf of the Advisor and each is a valid and binding agreement enforceable in accordance with its terms. The performance of the Advisor's obligations under this Agreement and the consummation of the transactions set forth in this Agreement, in the Advisory Agreement and in the Registration Statement as of its effective date and Prospectus as of the Closing Date are not contrary to the provisions of the Advisor's formation documents, or to the best of its knowledge, any applicable statute, law or regulation of any jurisdiction, and will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which the Advisor is a party or by which the Advisor is bound.

                  d. The Advisor has all governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under the Advisory Agreement and this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date including, without limitation, registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the National Futures Association (the "NFA"), and it will maintain and renew any required licenses, registrations, approvals or memberships during the term of the Advisory Agreement.

                  e. On the date hereof, the Advisor is, and at all times
            during the term of this Agreement will be, a corporation duly formed and validly existing and in good standing under the laws of its jurisdiction of incorporation and in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified would materially adversely affect the Advisor's ability to perform its obligations hereunder or under the Advisory Agreement. The Advisor has full capacity and authority to conduct its business and to perform its obligations under this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

                  f. Subject to adequate assurances of confidentiality, and as requested by the Managing Owner, the Advisor has supplied to or made available for review by the Managing Owner and the Selling Agent (and if requested by the Managing Owner and the Selling Agent to its designated auditor) all documents, statements, agreements and workpapers requested by them relating to all accounts covered by the Advisor's Past Performance History in the Registration Statement as of its effective date and the Prospectus as of the Closing Date which are in the Advisor's possession or to which it has access; provided, however, that the Advisor may, in its sole discretion withhold from any such inspection the identity of the clients for whom any such accounts are maintained.

                  g. Without limiting the generality of paragraph a. of this
            Section 1, neither the Advisor nor any of its principals has managed, controlled or directed, on an overall discretionary basis, the trading for any commodity account which is required by CFTC regulations and the rules and regulations under the 1933 Act to be disclosed in the Registration Statement as of its effective date and the Prospectus as of the Closing Date which is not set forth in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date as required.

                  h. The Advisor does not provide any services to any persons or conduct any business involving advice with respect to investments other than Commodities (as defined in the Advisory Agreement), except as has been disclosed in writing to the Managing Owner. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                  i. As of the date hereof, there has been no material adverse change in the Advisor's Past Performance History as set forth in the Registration Statement or in the Prospectus under the caption ["SERIES H - Past Performance For All Of Its Clients"] which has not been communicated in writing to and received by the Managing Owner and the Selling Agent or their counsel.

                  j. Except for subsequent performance, as to which no
            representation is made, since the date of the Advisory Agreement,
            (i) there has not been any material adverse change in the condition, financial or otherwise, of the Advisor or in the earnings, affairs or business prospects of the Advisor, whether or not arising in the ordinary course of business, and (ii) there have not been any material transactions entered into by the Advisor other than those in the ordinary course of its business.

                  k. Except as disclosed in the Registration Statement and in the Prospectus, there is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Advisor or its principals is a party, or to which any of the assets of the Advisor is subject which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Advisor or which reasonably might be expected to materially adversely affect any of the material assets of the Advisor or which reasonably might be expected to (A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration Statement and/or Prospectus; furthermore the Advisor has not received any notice of an investigation by the NFA regarding non-compliance with its rules or the CE Act, the CFTC regarding non-compliance with the CE Act, or the rules and regulations thereunder or any exchange regarding non-compliance with the rules of such exchange which investigation reasonably might be expected to materially impair the Advisor's ability to discharge its obligations under this Agreement or the Advisory Agreement.

            2. Covenants of the Advisor. If, at any time during the term of the Advisory Agreement, the Advisor discovers any fact, omission or event, or that a change of circumstances has occurred, which would make the Advisor's representations and warranties in Section 1 of this Agreement inaccurate or incomplete in any material respect, or which might reasonably be expected to render the Registration Statement or Prospectus, with respect to (i) the Advisor or its principals, (ii) the Advisor's Trading Approach or (iii) the Advisor's Past Performance History, untrue or misleading in any material respect, the Advisor will provide prompt written notification to the Trust, the Managing Owner and the Selling Agent of any such fact, omission, event or change of circumstance, and the facts related thereto, and it is agreed that the failure to provide such notification or the failure to continue to be in compliance with the foregoing representations and warranties during the term of the Advisory Agreement as soon as possible following such notification shall be cause for the Trust and the Managing Owner to terminate the Advisory Agreement with the Advisor on prior written notice to the Advisor. The Advisor also agrees that, during the term of the Advisory Agreement, from and after the

Effective Date of the Registration Statement and for so long as Interests in the Trust are being offered, whether during the Initial Offering Period or during the Continuous Offering Period (as those terms are described in the Prospectus), it will provide the Selling Agent, the Trust and the Managing Owner with updated month-end information relating to the Advisor's Past Performance History, as required to be disclosed in the performance tables relating to the performance of the Advisor in the Prospectus under the caption ["SERIES H - Past Performance For All Of Its Clients"] beyond the periods disclosed therein. The Advisor shall use its reasonable efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

            3. Modification of Registration Statement or Prospectus. If any event or circumstance occurs as a result of which it becomes necessary, in the judgment of the Managing Owner and the Selling Agent, to amend the Registration Statement in order to make the Registration Statement not materially misleading or to amend or to supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time it is delivered to a subscriber, or if it is otherwise necessary in order to permit the Trust to continue to offer its Interests subsequent to the Initial Offering Period subject to the limitations set forth in the Advisory Agreement, the Advisor will furnish such information with respect to itself and its principals, as well as its Trading Approach and Past Performance History as the Managing Owner or the Selling Agent may reasonably request, and will cooperate to the extent reasonably necessary in the preparation of any required amendments or supplements to the Registration Statement and/or the Prospectus.

            4. Advisor's Closing Obligations. On or prior to the Closing Date with respect to the initial offering of Series H Interests (the "Initial Closing Date"), and thereafter, only if requested, on or prior to each closing date during the continuous offering of Series H Interests (each a "Subsequent Closing Date"), the Advisor shall deliver or cause to be delivered, at the expense of the Advisor, to the Selling Agent, the Trust and the Managing Owner, the reports, certificates, documents and opinions described below addressed to them and, except as may be set forth below, dated the Initial Closing Date or the Subsequent Closing Date, as appropriate (provided that the Advisor shall not be obligated to provide an opinion of its counsel more frequently than once per annum absent good cause shown). Unless the context otherwise requires, the Initial Closing Date and each Subsequent Closing Date shall each be referred to as a "Closing Date."

                  a. A report from the Advisor which shall present, for the
            period from the date after the last day covered by the Advisor's Past Performance History as set forth under ["SERIES H - Past Performance For All Of Its Clients"] in the Prospectus to the latest practicable month-end before the Closing Date, figures which shall show the actual past performance of the Advisor (or, if such actual past performance information is unavailable, then the estimated past performance) for such period, and which shall certify that, to the best of the Advisor's knowledge, such figures are complete and accurate in all material respects.

                  b. A certificate of the Advisor in the form proposed prior to the Closing Date by counsel to the Selling Agent, the Trust and the Managing Owner, with such changes in such form as are proposed by the Advisor or its counsel and as are acceptable to the Selling Agent, the Trust and the Managing Owner and their counsel so as to make such form mutually acceptable to the Selling Agent, the Trust, the Managing Owner, the Advisor and their respective counsel, to the effect that:

                        (i) The representations and warranties of the Advisor
                  in Section 1 of this Agreement are true and correct in all material respects on the date of the certificate as though made on such date.

                        (ii) Nothing has come to the Advisor's attention which
                  would cause the Advisor to believe that, at any time from the time the Registration Statement initially became effective to the Closing Date, the Registration Statement, as amended from time to time, or the Prospectus, as amended or supplemented from time to time, with respect to the Advisor, or its affiliates, and controlling persons, shareholders, directors, officers or employees of any of the foregoing, or with respect to the Advisor's Trading Approach or Past Performance History, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading.

                        (iii) The Advisor has performed all covenants and
                  agreements herein contained to be performed on its part at or prior to the Closing Date.

                  c. A certificate of the Advisor (together with such
            supporting documents as are set forth in such certificate), in the form proposed prior to the Closing Date by counsel to the Selling Agent, the Trust and the Managing Owner, with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to the Selling Agent, the Trust and the Managing Owner and their counsel so as to make such form mutually acceptable to the Selling Agent, the Trust, the Managing Owner, the Advisor and their respective counsel, with respect to, (i) the continued effectiveness of the organizational documents of the Advisor, (ii) the continued effectiveness of the Advisor's registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the NFA and (iii) the incumbency and genuine signature of the President and Secretary of the Advisor.

                  d. A certificate from the state of formation of the Advisor, to be dated at, on or around the Closing Date, as to its formation and good standing.

                  e. An opinion of counsel, in form and substance satisfactory to the Trust, the Managing Owner and the Selling Agent and their counsel, dated the Closing Date, to the following effect:

                        (i) The Advisor is a duly formed and validly existing
                  corporation in good standing under the laws of the state of its formation and, if different, the state where it conducts its primary business activity, and the Advisor has full corporate power and authority under its Certificate of Incorporation to perform its obligations under the Advisory Agreement and under this Agreement and to act as described in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date.

                        (ii) Each of the Advisory Agreement and this Agreement
                  have been duly and validly authorized, executed and delivered on behalf of the Advisor, and assuming the due execution and delivery of each such Agreement by the Trust, the Selling Agent and the Managing Owner, as applicable, each such agreement constitutes the legal, valid and binding obligations of the Advisor, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting creditors rights generally, or by applicable principles of equity, whether in an action at law or in equity, and except that the enforceability of the indemnification, exculpation, and severability provisions may be limited under applicable federal or state securities, commodities and other laws or by public policy; and the execution and delivery of such agreements and the incurrence of the obligations thereunder and the consummation of the transactions set forth in such agreements and in the Prospectus will not violate or result in a breach of the Advisor's formation documents, and, to the best of such counsel's knowledge, after due inquiry, will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which the Advisor is a party or by which the Advisor is bound.

                        (iii) Subject to subparagraph (iv) of this Section
                  4.e., to the best of such counsel's knowledge, after due inquiry, the Advisor has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary in order to perform its obligations under the Advisory Agreement and under this Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date (including, without limitation, registration as a commodity trading advisor under the CE Act and membership as a commodity trading advisor with the NFA), and such licenses, registrations and approvals have not, to the best of such counsel's knowledge, after due inquiry, been rescinded, revoked or otherwise removed.

                        (iv) Assuming that the Trust is operated as described
                  in the Prospectus, the Advisor is not required to be licensed or registered as an investment adviser under the Advisers Act (even if it voluntarily is so registered), or to such counsel's knowledge, without independent investigation, as an investment adviser or commodity trading advisor under the laws of any state of the U.S., in order to perform its obligations under the Advisory Agreement or under this Agreement, or to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date. The foregoing opinion may be qualified by the fact that such counsel is not admitted to practice law in all jurisdictions, and by the fact that in rendering its opinion such counsel has relied solely upon an examination of the Blue Sky securities laws and related rules, regulations, and administrative determinations, if any, promulgated thereunder, of the various jurisdictions as reported in customarily relied upon standard compilations, and upon such counsel's understanding of the various conclusions expressed, formally or informally, by administrative officials or other employees of the various regulatory or other governmental agencies or authorities concerned.

                        (v) To such counsel's knowledge without independent
                  investigation, except as described in the Prospectus or in a schedule delivered by counsel to the Selling Agent and the Managing Owner prior to the date hereof, there is no pending or threatened suit or proceeding, known to such counsel, before or by any court, governmental or regulatory body or arbitration panel to which the Advisor or any of the assets of the Advisor or any of its principals is subject and which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Advisor or any of its principals or which reasonably might be expected materially adversely to affect any of the assets of the Advisor or any of its principals or which reasonably might be expected to
                  (A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus; and, to the best of such counsel's knowledge, neither the Advisor nor any of its principals has received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or (iii) any exchange, regarding non-compliance with its rules, which investigation reasonably might be expected to (A) impair materially the Advisor's ability to discharge its obligations to the Trust or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus.

                        (vi) With respect to the Advisor and its affiliates,
                  and controlling persons, shareholders, directors, officers and employees of any of the foregoing, and with respect to the Advisor's Trading Approach, nothing has come to the attention of such counsel that leads such counsel to believe that the Registration Statement (at the time it initially became effective and at the time any post-effective amendment thereto became effective) or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, except that such counsel is not required to express any opinion or belief as to the financial statements or other financial or statistical data, past performance tables, notes, or descriptions thereto or other past performance information contained in the Registration Statement or the Prospectus.

            In rendering the foregoing opinions, such counsel may rely (i) as to matters of fact, on a certificate of an officer of the Advisor, unless such counsel has actual knowledge otherwise, and (ii) as to matters of law of states other than that in which they are licensed to practice law, upon the opinions of other counsel, in each case satisfactory in form and substance to counsel to the Managing Owner and the Selling Agent, and such counsel shall state that they believe the Managing Owner and the Selling Agent may rely on them.

            5. Advisor Acknowledgements. The Advisor acknowledges that: (i) it may be a condition to each closing under the Selling Agreement that the Selling Agent shall have received, at no cost to the Advisor, letter(s) from certified public accountants or other reputable professionals selected by the Selling Agent with respect to the Past Performance History of the Advisor as set forth in the Underwriting Agreement and (ii) the Trust may at any time withdraw the Registration Statement from the SEC or otherwise terminate the Registration Statement or the offering of Interests, and upon any such withdrawal or termination or if the "minimum" number of Interests, as described in the Prospectus, is not sold, this Agreement shall terminate and none of the parties hereto shall have any obligation to any other party pursuant to this Agreement, except pursuant to Section 10 of this Agreement to the extent that such section is applicable.

            6. Representations and Warranties of the Trust and the Managing Owner. The Managing Owner hereby represents and warrants (on its own behalf and on behalf of the Trust, as applicable) to the Advisor that:

                  a. On the date hereof, the Trust is, and at all times during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing statutory trust in good standing under the laws of the State of Delaware and at all times during the term of this Agreement and the Advisory Agreement will be in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be so qualified materially adversely would affect its ability to perform its obligations under this Agreement and the Advisory Agreement and to operate as described in the Prospectus, and the Managing
            Owner is, and at all times during the term of this Agreement and the Advisory Agreement will be, a duly formed and validly existing corporation in good standing under the laws of the State of Connecticut and is, and at all times during the term of this Agreement and the Advisory Agreement will be, in good standing and qualified to do business as a foreign corporation in each other jurisdiction in which the nature or conduct of its business requires such qualifications and in which the failure to be so qualified materially adversely would affect its ability to act as Managing Owner of the Trust and to perform its obligations hereunder and under the Advisory Agreement, and each has full capacity and authority to conduct its business and to perform its obligations under this Agreement and the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

                  b. Each of this Agreement and the Advisory Agreement has
            been duly and validly authorized, executed and delivered on behalf of the Trust and the Managing Owner, is a valid and binding agreement of the Trust and the Managing Owner and is enforceable in accordance with its terms. The performance of the Trust's and the Managing Owner's obligations under this Agreement and under the Advisory Agreement, and the consummation of the transactions set forth in this Agreement and the Advisory Agreement, and in the Registration Statement as of its effective date and Prospectus as of the Closing Date are not contrary to the provisions of the Trust's Declaration of Trust and Trust Agreement, as it may be amended from time to time (the "Trust Agreement"), Certificate of Trust or the Managing Owner's [Articles] of Incorporation or By-Laws, respectively, any applicable statute, law or regulation of any jurisdiction and will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order, to which the Trust or the Managing Owner, is a party or by which the Trust or the Managing Owner is bound.

                  c. Each of the Trust and the Managing Owner has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform their obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date (including, without limitation, the Managing Owner's registration as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA) and will maintain and renew any required licenses, registrations, approvals and memberships required during the term of this Agreement and the Advisory Agreement.

                  d. The Trust is not required to be registered as an
            investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  e. All authorizations, consents or orders of any court or of any federal, state or other governmental or regulatory agency or body required for the valid authorization, issuance, offer and sale of the Interests have been obtained, and no order preventing or suspending the use of the Prospectus with respect to the Interests has been issued by the SEC, the CFTC or the NFA.
            The Registration Statement as of its effective date and the Prospectus as of the Closing Date contain all statements which are required to be made therein, conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively, thereunder, and with the rules of the NFA and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading; and at all times subsequent hereto up to and including the date of termination of the Initial Offering Period and any Subsequent Offering Period, the Registration Statement as of its effective date and the Prospectus as of the Closing Date will contain all statements required to be made therein and will conform in all material respects with the requirements of the 1933 Act and the CE Act, and the rules and regulations of the SEC and the CFTC, respectively, thereunder, and with the rules of the NFA and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Managing Owner, the Trust or to the Selling Agent by or on behalf of the Advisor for the express purpose of inclusion in the Registration Statement or the Prospectus including, without limitation, references to the Advisor and its affiliates, and controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance History provided such references have been approved.

                  f. The Registration Statement as of its effective date and the Prospectus as of the Closing Date have been delivered to the Advisor.

                  g. There is no pending, or to its knowledge, threatened or contemplated action, suit or proceeding before any court or arbitration panel or before or by any governmental, administrative or self-regulatory body to which the Trust, the Managing Owner or the principals of either is a party, or to which any of the assets of any of the foregoing persons is subject, which might reasonably be expected to result in any material adverse change in their condition (financial or otherwise), business or prospects or reasonably might be expected to affect adversely in any material respect any of their assets or which reasonably might be expected to materially impair their ability to discharge their obligations under this Agreement or under the Advisory Agreement; and neither the Trust nor the Managing Owner has received any notice of an investigation by (i) the NFA regarding non-compliance with NFA rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or the rules and regulations thereunder or (iii) any exchange regarding non-compliance with the rules of such exchange which investigation reasonably might be expected to materially impair the ability of each of the Trust and the Managing Owner to discharge its obligations under this Agreement or under the Advisory Agreement.

            7. Covenants of the Managing Owner and the Trust. If, at any time during the term of the Advisory Agreement, the Managing Owner or the Trust discovers any fact, omission or event or that a change of circumstance has occurred which would make the Managing Owner's or the Trust's representations and warranties in Section 6 of this Agreement inaccurate or incomplete in any material respect, the Trust or the Managing Owner, as appropriate, promptly will provide written notification to the Advisor of such fact, omission, event or change of circumstance and the facts related thereto. The Managing Owner and the Trust shall provide the Advisor with a copy of each amendment to the Registration Statement and amendment or supplement to the Prospectus, and no amendment to the Registration Statement or amendment or supplement to the Prospectus which contains any statement or information regarding the Advisor will be filed or used unless the Advisor has received reasonable prior notice and a copy thereof and has consented in writing to such statement or information being filed and used.

            8. Trust's and Managing Owner's Closing Obligations. On or prior to the Initial Closing Date, and thereafter on or prior to each Subsequent Closing Date, if the Trust and the Managing Owner have requested that the Advisor provide certificates, documents and opinions pursuant to Section 4 of this Agreement, the Trust and the Managing Owner shall deliver or cause to be delivered to the Advisor, the certificates, documents and opinions described below addressed to the Advisor and, except as may be set forth below, dated each such Closing Date:

                  a. Certificates of the Trust and the Managing Owner,
            addressed to the Advisor, in the form proposed prior to the Closing Date by counsel to the Trust and the Managing Owner with such changes in such form as are proposed by the

            Advisor or its counsel and are acceptable to the Trust, the Managing Owner and their counsel so as to make such form mutually acceptable to the Trust, the Managing Owner, the Advisor and their respective counsel, with respect to, as applicable, (i) the continued effectiveness of the Trust Agreement and the [Articles] of Trust of the Trust and the Certificate of Incorporation and By-Laws of the Managing Owner,
            (ii) the continued effectiveness of the registration of the Managing Owner as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA and
            (iii) the incumbency and genuine signature of the President and Secretary of the Managing Owner.

                  b. Certificates from the States of Delaware and Connecticut with respect to the Trust and the Managing Owner, respectively, to be dated at, on or around the Closing Date as to the formation and good standing of the Trust and the Managing Owner, respectively.

                  c. Certificates of the Trust and the Managing Owner in the
            form proposed prior to the Closing Date by counsel to the Trust and the Managing Owner with such changes in such form as are proposed by the Advisor or its counsel and are acceptable to the Trust, the Managing Owner and their counsel so as to make such form mutually acceptable to the Trust, the Managing Owner, the Advisor and their respective counsel, to the effect that:

                        (i) The representations and warranties in Section 6 of
                  this Agreement are true and correct in all material respects on the date of the certificates as though made on such date, and

                        (ii) The Trust and the Managing Owner have each
                  performed all covenants and agreements herein contained to be performed on their part at or prior to the Closing Date.

                  d. An opinion letter of counsel to the Trust and the
            Managing Owner, dated the Closing Date, in form and substances satisfactory to the Advisor, as follows:

                        (i) The Trust is a duly created and validly existing
                  statutory trust in good standing under the Delaware Act, with requisite power and authority under the Delaware Act, its Trust Agreement and its Certificate of Trust to perform its obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

                        (ii) The Managing Owner is a duly formed and validly
                  existing corporation in good standing under the laws of the State of Connecticut. The Managing Owner has full corporate power and authority under its [Articles] of Incorporation, By-Laws and the [General Corporation Law] of the State of Connecticut to perform its obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date.

                        (iii) Each of this Agreement and the Advisory
                  Agreement has been duly and validly authorized or ratified, executed and delivered on behalf of each of the Trust and the Managing Owner, and, assuming due execution and delivery of each such Agreement by the Advisor, each agreement constitutes the legal, valid and binding obligations of the Trust and the Managing Owner, respectively, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting creditors rights generally, or by applicable principles of equity, whether in an action at law or in equity, and except that the enforceability of the indemnification provisions may be limited under applicable federal or state securities, commodities and other laws or by public policy; and the execution and delivery of such agreements and incurrence of the obligations thereunder and the consummation of the transactions set forth in such agreements and in the Prospectus will not violate or result in a breach of their formation documents, and, to the best of such counsel's knowledge, after due inquiry, will not result in any violation, breach or default under any term or provision of any undertaking, contract, agreement or order to which they are parties or by which they are bound.

                        (iv) The Trust is not required to be registered as an
                  investment company under the Investment Company Act in order to act as described in the Registration Statement as of its effective date and in the Prospectus as of the Closing Date or to perform its obligations under this Agreement or the Advisory Agreement.

                        (v) To the best of such counsel's knowledge, after due
                  inquiry, all authorizations, consents or orders of any court or of any federal, state or other governmental or regulatory agency or body required for the valid authorization, issuance, offer and sale of Interests have been obtained, including such as may be required under the 1933 Act, including the rules and regulations thereunder, the CE Act, including the rules and regulations thereunder, the rules and regulations of the NFA or the Blue Sky securities laws of any state or of any jurisdiction in which offers and sales were made, and, to the extent of such counsel's knowledge, no order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued by the SEC, the CFTC, the NFA or any state in which offers and sales of Interests were made nor has any proceeding for the issuance of such an order been instituted or threatened by the SEC, the CFTC, the NFA or any such state. The foregoing may be qualified by the fact that such counsel is not admitted to practice law in all jurisdictions and that in rendering its opinion such counsel shall rely solely upon an examination of the Blue Sky securities laws and related rules, regulations and administrative determinations, if any, promulgated thereunder, of the various jurisdictions as reported in customarily relied upon standard compilations, and upon such counsel's understanding of the various conclusions expressed, formally or informally, by administrative officials or other employees of the various regulatory or other governmental agencies or authorities concerned.

                        (vi) To the best of such counsel's knowledge, after
                  due inquiry, each of the Trust and the Managing Owner has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary in order for each of the Trust and the Managing Owner to perform its obligations under this Agreement and under the Advisory Agreement and to act as described in the Registration Statement as of its effective date and the Prospectus as of the Closing Date (including, without limitation, the Managing Owner's registration as a commodity pool operator under the CE Act and membership as a commodity pool operator with the NFA) and such licenses, registrations and approvals have not, to the best of such counsel's knowledge, after due inquiry, been rescinded, revoked or otherwise removed.

                        (vii) To such counsel's knowledge without independent
                  investigation, except as described in the Prospectus, or in a schedule delivered by counsel to the Selling Agent and the Managing Owner prior to the date hereof, there is no pending or threatened suit or proceeding known to such counsel, before or by any court, governmental or regulatory body or arbitration panel to which the Trust and the Managing Owner or any of the assets of the Trust or the Managing Owner or any of their principals is subject and which reasonably might be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Trust or Managing Owner or any of their principals or which reasonably might be expected materially adversely to affect any of the assets of the Trust or Managing Owner or any of their principals or which reasonably might be expected to (A) impair materially the Trust's or Managing Owner's ability to discharge their obligations to the Advisor or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus which is not so disclosed; and, to the extent of such counsel's knowledge, neither the Trust or Managing Owner, nor any of their principals has received any notice of an investigation by (i) the NFA regarding non-compliance with its rules or the CE Act, (ii) the CFTC regarding non-compliance with the CE Act or (iii) any exchange, regarding non-compliance with its rules, which investigation reasonably might be expected to (A) impair materially the Trust's or Managing Owner's ability to discharge its obligations to the Advisor or (B) result in a matter which would require disclosure in the Registration Statement or Prospectus which is not so disclosed.

                        (viii) The Registration Statement as of its effective
                  date and the Prospectus as of the Closing Date are responsive in all material respects to the requirements of the 1933 Act, including the rules and regulations thereunder, the CE Act, including the rules and regulations thereunder, and the rules and regulations of the NFA, and nothing has come to the attention of such counsel that leads it to believe that either the Registration Statement (at the time it initially became effective and at the time any post-effective amendment thereto became effective) or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they were made) not misleading, except that such counsel is not required to express any opinion or belief (A) as to the financial statements or other financial or statistical data, past performance tables and notes thereto or other past performance information contained in the Registration Statement or the Prospectus or (B) as to any statements or omissions made in reliance on and in conformity with information furnished by the Advisor for the express purpose of inclusion in the Registration Statement or the Prospectus including, without limitation, references to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance History.

            In rendering such opinions, such counsel may rely (i) as to matters of fact, on a certificate of an officer of the Managing Owner, unless such counsel has actual knowledge otherwise and (ii) as to matters of law of states other than that in which they are licensed to practice law, upon the opinions of other counsel, in each case satisfactory in form and substance to the Advisor and its counsel, and such counsel shall state that they believe the Advisor may rely on them.

            9. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants in this Agreement or contained in certificates required to be delivered hereunder shall survive the delivery of any payment for the Interests under the Underwriting Agreement and the termination of the Advisory Agreement and this Agreement, with respect to any matter arising while the Advisory Agreement or this Agreement was in effect. Furthermore, all representations, warranties and covenants hereunder shall inure to the benefit of each of the parties to this Agreement and to their respective successors and permitted assigns.

            10.   Indemnification.

                  a. In any action in which the Selling Agent, the Trust,
            Wilmington Trust Company, a Delaware corporation, in its capacity as trustee of the Trust (in such capacity, the "Trustee") or the Managing Owner, or their respective controlling persons, shareholders, partners, members, managers, directors, officers and/or employees of any of the foregoing (the "Sponsor Indemnified Parties") are parties, the Advisor agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) ("Losses") to which such persons may become subject, insofar as such Losses arise out of or are based exclusively upon (i) any misrepresentation or alleged misrepresentation or material breach or alleged material breach of any warranty, covenant or agreement of the Advisor contained in this Agreement or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or the omission or alleged omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading, in each case under this subclause (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in material conformity with information furnished by the Advisor to the Managing Owner for inclusion in the Registration Statement or Prospectus and approved in writing by the Advisor, in the form attached hereto as Exhibit A, including, without limitation, all information relating to the Advisor and its affiliates, controlling persons, shareholders, directors, officers and employees, as well as to the Advisor's Trading Approach and Past Performance History, provided, however, that in respect of any Loss regarding (A) an alleged (as opposed to an actual) misrepresentation or material breach of any warranty, covenant or agreement of the Advisor contained in this Agreement or (B) an alleged (as opposed to an actual) untrue statement of any material fact contained in the Registration Statement or the Prospectus, or an alleged (as opposed to an actual) omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made), not misleading, the Advisor's obligations shall be limited to 40% of any payments made from time to time by the Sponsor
            Indemnified Parties in respect thereof.

                  b. In any action in which the Advisor, or any of its
            controlling persons, shareholders, directors, officers and/or employees (the "Advisor Indemnified Parties") are parties, the Managing Owner agrees (A) to indemnify and hold harmless the Advisor Indemnified Parties against any Losses, insofar as such Losses arise out of or are based exclusively upon (i) any misrepresentation or alleged misrepresentation or material breach or alleged material breach of any warranty, covenant or agreement of the Trust or the Managing Owner contained in this Agreement, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or the omission or alleged omission to state in the Registration Statement or the Prospectus a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances in which they are made) not misleading.

                  c. None of the indemnifications contained in this Section 10 shall be applicable with respect to default judgments or confessions of judgment, or to settlements entered into by an indemnified party claiming indemnification without the prior written consent of the indemnifying party.

                  d. Promptly after receipt by an indemnified party under this
            Section 10 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10 except to the extent, if any, that such failure or delay prejudiced the indemnifying party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it timely notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in the defense therein, and to the extent that it may wish, to assume such defense thereof, with counsel specifically approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 10. Notwithstanding any other provisions of this Section 10, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

                  e. Expenses incurred by an indemnified party in defending a threatened or asserted claim or a threatened or pending action shall be paid by the indemnifying party in advance of final disposition or settlement of such matter, if and to the extent that the person on whose behalf such expenses are paid shall agree in writing to reimburse the indemnifying party in the event indemnification is not permitted under this Section 14 upon final disposition or settlement.

                  f. The parties hereto acknowledge and agree on their own
            behalf that the indemnities provided in this Agreement shall be inapplicable in the event of any loss, claim, damage, charge or liability arising out of or based upon, but limited to the extent caused by, any misrepresentation or breach of any warranty, covenant or agreement of any indemnified party to any indemnifying party contained in this Agreement.

            11. Limits on Claims. The Advisor agrees that it will not take any of the following actions against the Trust: (i) seek a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Trust in an involuntary case or proceeding under the U.S. Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization, rehabilitation, liquidation or similar law or (B) adjudging the Trust a bankrupt or insolvent or seeking reorganization, rehabilitation, liquidation, arrangement, adjustment or composition of or in respect of the Trust under the U.S. Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, (ii) seek a petition for relief, reorganization or to take advantage of any law referred to in the preceding clause or (iii) file an involuntary petition for bankruptcy (collectively "Bankruptcy or Insolvency Action"). In addition, the Advisor agrees that for any obligations due and owing to it by the Trust, the Advisor will look solely and exclusively to the assets of Series H or the Managing Owner, if it has liability in its capacity as Managing Owner, to satisfy its claims and will not seek to attach or otherwise assert a claim against the assets of any other Series or the other assets of the Trust, whether there is a Bankruptcy or Insolvency Action taken. The parties agree that this provision will survive the termination of this Agreement, whether terminated in a Bankruptcy or Insolvency Action or otherwise.

            12. Subordination Agreement. Each of the Advisor, the Managing Owner and the Trustee (the "Potential Creditor(s)") agrees and consents (the "Consent") to look solely to Series H, the Series for which advisory services are being performed hereunder and assets of Series H (the "Series H Assets") and to the Managing Owner and its assets for payment. Series H Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of Series H, including, without limitation, funds delivered to the Trust for the purchase of interests in Series H. In furtherance of the Consent, the Potential Creditors agree that
(i) any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, "Claims") incurred, contracted for or otherwise existing arising from, related to or in connection with the Trust and its assets and Series H and Series H Assets, shall be subject to the following limitations:

                  a. Subordination of certain claims and rights: (i) except as set forth below, the Claims, if any, of the Potential Creditors (the "Subordinated Claims") shall be expressly subordinate and junior in right of payment to any and all other Claims against the Trust and any Series thereof, and any of their respective assets, which may arise as a matter of law or pursuant to any contract; provided, however, that the Potential Creditors' Claims (if any) against Series H shall not be considered Subordinated Claims with respect to enforcement against and distribution and repayment from Series H, the Series H Assets and the Managing Owner and its assets; and provided further that the Potential Creditors' valid Claims, if any, against Series H shall be pari passu and equal in right of repayment and distribution with all other valid Claims against Series H and (ii) the Potential Creditors, individually or collectively, will not take, demand or receive from any Series or the Trust or any of their respective assets (other than Series H, the Series H Assets and the Managing Owner and its assets) any payment for the Subordinated Claims;

                  b. The Claims of each of the Potential Creditors with
            respect to Series H shall only be asserted and enforceable against Series H, Series H Assets and the Managing Owner and its assets; and such Claims shall not be asserted or enforceable for any reason whatsoever against any other Series, the Trust generally or any of their respective assets;

                  c. If the Claims of a Potential Creditor against Series H or the Trust are secured in whole or in part, each of the Potential Creditors hereby waives (under section 1111(b) of the U.S. Bankruptcy Code (11 U.S.C. ss. 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any Series (other than Series H), as the case may be;

                  d. In furtherance of the foregoing, if and to the extent
            that the Potential Creditors receive monies in connection with the Subordinated Claims from a Series or the Trust (or their respective assets), other than Series H, Series H Assets and the Managing Owner and its assets, the Potential Creditors shall be deemed to hold such monies in trust and shall promptly remit such monies to the Series or the Trust that paid such amounts for distribution by the Series or the Trust in accordance with the terms hereof; and

                  e. The foregoing Consent shall apply at all times
            notwithstanding that the Claims are satisfied and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.

            13. Notices. Any notices under this Agreement required to be given shall be effective only if given or confirmed in writing, shall be deemed given by the party providing notice when received by the party to whom notice is being given and shall be sent certified mail, postage prepaid, or hand delivered, to the following address, or to such other address as a party may specify by written notice to each of the other parties hereto:

If to the Selling Agent:

            [Name of Selling Agent]
            Two American Lane
            Greenwich, Connecticut 06830
            Attention:  ______________
            Facsimile:  (203) [___-____]

If to the Managing Owner or the Trust:

            Preferred Investment Solutions Corp.
            Two American Lane
            Greenwich, Connecticut 06830
            Attention:  General Counsel
            Facsimile:  (203) [___-____]

with a copy to:

            Sidley Austin Brown & Wood LLP
            787 Seventh Avenue
            New York, New York 10019
            Attention: Michael J. Schmidtberger, Esq.
            Facsimile: (212) 839-5599


If to the Advisor:

            Bridgewater Associates, Inc.
            1 Glendinning Place
            Westport, Connecticut 06880
            Attention:  Giselle F. Wagner
            Facsimile:  (203) 291-7300
with a copy to:

            Bridgewater Associates, Inc.
            1 Glendinning Place
            Westport, Connecticut 06880
            Attention:  Peter La Tronica
            Facsimile:  (203) 291-7300

            14. Governing Law. This Agreement shall be deemed to be made under the laws of the State of New York applicable to contracts made and to be performed in that State and shall be governed by and construed in accordance with the laws of that State, without regard to the conflict of laws principles.

            15. Arbitration, Remedies. Each party hereto agrees that any dispute relating to the subject matter of this Agreement shall be settled and determined by arbitration in the City of New York pursuant to the rules of NFA or, if NFA should refuse to accept the matter, the American Arbitration Association. The parties also agree that the award of the arbitrators shall be final and may be enforced in the courts of New York and in any other courts having jurisdiction over the parties.

            16. Assignment. This Agreement may not be assigned by any party without the express prior written consent of each of the other parties hereto.

            17. Amendment or Modification or Waiver. This Agreement may not be amended or modified except by the written consent of each of the parties hereto.

            18. Successors. Except as set forth in Section 10 of this Agreement, this Agreement is made solely for the benefit of and shall be binding upon the Trust, the Managing Owner, the Selling Agent, the Advisor and the respective successors and permitted assigns of each of them, and no other person shall have any right or obligation under this Agreement. The terms "successors" and "assigns" shall not include any purchasers, as such, of Interests.

            19. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

            20. No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

            21. No Liability of Limited Owners. This Agreement has been made and executed by and on behalf of the Trust and the Managing Owner, and the obligations of the Trust and/or the Managing Owner set forth in this Agreement are not binding upon any of the Limited Owners individually, but rather, are binding only upon the assets and property of the Trust and, to the extent provided herein, upon the assets and property of the Managing Owner.

            22. Headings. Headings to the Sections in this Agreement are for the convenience of the parties only and are not intended to be or to affect the meaning or interpretation of this Agreement.

            23. Complete Agreement. Except as otherwise provided herein, this Agreement and the Advisory Agreement constitute the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto.

            24. Counterparts. This Agreement may be executed in one or more counterparts, all of which, when taken together, shall be deemed to constitute one original instrument.

            25. Series Disclaimer.

            The parties hereto acknowledge and agree that the Trust is organized in series pursuant to Sections 3804(a) and 3806(b)(2) of the Delaware Statutory Trust Act. As such, the debt, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Trust shall be enforceable against the assets of such series of the Trust only, and not against the assets of the Trust generally or the assets of any other series of the Trust or against the Trustee. There may be several series of the Trust created pursuant to the Declaration of Trust and Trust Agreement of the Trust.

            IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                         [NAME OF SELLING AGENT]


                         By:
                            ------------------------------------
                            Name:
                            Title:


                         PREFERRED INVESTMENT SOLUTIONS CORP.


                         By:
                             -------------------------------------
                             Name:   Esther E. Goodman
                             Title:  Chief Operating Officer and
                                     Senior Executive Vice President


                         WORLD MONITOR TRUST III - SERIES H

                         By:  PREFERRED INVESTMENT SOLUTIONS
                              CORP., as sole Managing Owner


                              By:
                                  --------------------------------------------
                                  Name:   Esther E. Goodman
                                  Title:  Chief Operating Officer and
                                          Senior Executive Vice President


                         BRIDGEWATER ASSOCIATES, INC.



                         By:
                             -------------------------------------
                             Name:   Giselle Wagner
                             Title:  Chief Operating Officer

                                                                     Exhibit A


                                    Consent

            The undersigned Advisor has reviewed the Prospectus dated ______, 2004 of World Monitor Trust III with respect to the information contained therein relating to the undersigned Advisor and, in accordance with the Representation Agreement among us dated as of the ____ day of _________, 2004 ("Representation Agreement"), hereby consents to all provisions to which it is required to consent pursuant to the Representation Agreement and also consents to the distribution of such Prospectus.


                                       BRIDGEWATER ASSOCIATES, INC.



                                       By:
                                           ----------------------------------
                                           Name:   Giselle Wagner
                                           Title:  Chief Operating Officer

                                   EXHIBIT D

                      (ATTACH LATEST DISCLOSURE DOCUMENT]




                                     D-1